SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2007

MEDICAL DISCOVERIES, INC.
(Exact name of registrant as specified in charter)

Utah	0-12627	87-0407858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1338 S. Foothill Drive, #266, Salt Lake City, Utah 84108 (Address of principal executive offices)
Registrant’s telephone number, including area code: (801) 582-9583
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Resignation of Directors.

Verdis Norton and Jody Olson resigned as directors of Medical Discoveries, Inc. (the “Company”) effective as of January 25, 2007. The Company is also in receipt of Larry Anderson’s resignation as a director of the Company, which is dated effective as of December 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL DISCOVERIES, INC.

Date: January 30, 2007	By:	/s/ Judy M. Robinett
Judy M. Robinett
President and CEO